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                                                                    EXHIBIT 10.1

                FIRST AMENDMENT TO IDEX CORPORATION 1996 DEFERRED
                         COMPENSATION PLAN FOR OFFICERS

         WHEREAS, this corporation has adopted the 1996 Deferred Compensation Plan for Officers (the "Plan");

         WHEREAS, the Plan provides for deferred compensation units which are denominated in common stock, and when distributions are made from the Plan with respect to deferred compensation units, such distributions are made in the form of common stock under the 1996 Stock Plan for Officers of IDEX Corporation (the "1996 Officers Stock Plan");

         WHEREAS, this corporation has also adopted the 2001 Stock Plan for Officers of IDEX Corporation (the "2001 Officers Stock Plan") which provides for the payment of common stock pursuant to deferred compensation plans;

         WHEREAS, it is desirable to amend the Plan to provide that deferred compensation units credited after the date hereof be paid from common stock under the 2001 Officers Stock Plan.

         NOW, THEREFORE, it is resolved that the Plan is amended effective March 23, 2003 as follows:

                  1. By deleting the last sentence of the first paragraph of the Plan.

                  2. By substituting the following under Section 1.25 definition of Officers Stock Plan:

         "Officers Stock Plan" shall mean (i) for distribution, of Common Stock with respect to Deferred Compensation Units credited prior to March 23, 2004, the 1996 Stock Plan for Officers of IDEX Corporation, and (ii) for distribution, of Common Stock with respect to Deferred Compensation Units credited on or after March 23, 2004, the 2001 Stock Plan for Officers of IDEX Corporation. Any investment of Deferred Amounts into the Deferred Compensation Units Account and subsequent distribution of Common Stock pursuant to Article V shall be subject to and in accordance with the applicable Officers Stock Plan which are incorporated herein by reference.

         In all other respects the Plan shall remain in full force and effect.

         FURTHER RESOLVED, that the officers of this corporation are authorized to produce a copy of the Plan as conformed to reflect the foregoing amendment and to take all action appropriate and necessary to effectuate the foregoing amendment.

                                   * * * * * *

         I, Frank Notaro, the Vice President - General Counsel and Secretary of IDEX Corporation do hereby certify that the foregoing Amendment was adopted by the Board of Directors of IDEX Corporation at a duly held meeting on March, 23 2004.

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Vice President - General Counsel and
Secretary as Aforesaid